EXHIBIT 10.2
EXECUTION VERSION
FIFTH AMENDMENT TO GUARANTEE AGREEMENT
FIFTH AMENDMENT TO GUARANTEE AGREEMENT, dated as of December  16, 2025 (this “Amendment”), by and between BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC (f/k/a Credit RE Operating Company, LLC), a Delaware limited liability company (“Guarantor”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association (“Buyer”) and acknowledged and agreed by BRIGHTSPIRE CREDIT 8, LLC (f/k/a CLNC Credit 8, LLC), a Delaware limited liability company (“Seller”). Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the Repurchase Agreement (as hereinafter defined).
RECITALS
WHEREAS, Seller and Buyer are parties to that certain Master Repurchase and Securities Contract, dated as of November 2, 2018 (as amended, restated, supplemented or otherwise modified, the “Repurchase Agreement”), between Seller and Buyer;
WHEREAS, Guarantor guaranteed the obligations of Seller under the Repurchase Agreement and the other Repurchase Documents pursuant to that certain Guarantee Agreement, dated as of November 2, 2018 (as amended, restated, supplemented or otherwise modified, the “Guarantee”), from Guarantor to Buyer; and
WHEREAS, Guarantor and Buyer wish to further amend and modify the Guarantee upon the terms and conditions hereinafter set forth and Seller has agreed, subject to the terms and conditions hereof, to make the acknowledgements set forth herein.
NOW THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Guarantor and Buyer hereby agree that the Guarantee shall be amended and modified as follows:
1.Amendment of Guarantee.
(a)Guarantor and Buyer hereby agree that Section 1 of the Guarantee is hereby amended by deleting the following defined term in its entirety:
“Third Amendment Effective Date”
(b)Guarantor and Buyer hereby agree that Section 9(b) of the Guarantee is hereby amended and restated in its entirety to read as follows:
2.    “(b)     Minimum Tangible Net Worth. Guarantor’s Consolidated Tangible Net Worth at any time shall not be less than the sum of (i) $900,000,000.00, plus (ii) seventy percent (70%) of the net cash proceeds thereafter received by Guarantor (x) from any offering by Guarantor of its common equity and (y) from any offering by BrightSpire Capital, Inc. of its common equity to the extent such net cash proceeds are contributed to Guarantor, excluding any such net cash proceeds that are contributed to Guarantor within ninety (90) days of receipt of
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such net cash proceeds and applied to purchase, redeem or otherwise acquire Capital Stock issued by Guarantor (or any direct or indirect parent thereof).
3.Amendment of Repurchase Documents. From and after the date hereof, all references in the Repurchase Agreement and the other Repurchase Documents to the Guarantee shall be deemed to refer to the Guarantee as amended and modified by this Amendment and as same may be further amended, restated, supplemented or otherwise modified.
4.[Reserved].
5.Representations and Warranties. On and as of the date first above written, Guarantor hereby represents and warrants to Buyer that (a) after giving effect to this Amendment, it is in compliance with all the terms and provisions set forth in the Guarantee on its part to be observed or performed, (b) after giving effect to this Amendment, no Default or Event of Default under the Repurchase Documents has occurred and is continuing, and (c) after giving effect to this Amendment, the representations and warranties contained in Section 8 of the Guarantee are true and correct in all respects as though made on such date (except for any such representation or warranty that by its terms refers to a specific date other than the date first above written, in which case it shall be true and correct in all respects as of such other date).
6.Counterparts. This Amendment may be executed in two (2) or more counterparts and by different parties on separate counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by telecopy or PDF copy by email shall be effective as delivery of a manually executed counterpart of this Amendment. The words “executed,” “signed,” “signature,” and words of like import as used above and elsewhere in this Amendment or in any other certificate, agreement or document related to this transaction shall include, in addition to manually executed signatures, images of manually executed signatures transmitted by facsimile or other electronic format (including, without limitation, “pdf”) which shall be in accordance with the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act and any other Laws, including, without limitation, any state law based on the Uniform Electronic Transactions Act or the Uniform Commercial Code.
7.GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAW PRINCIPLES THEREOF.
8.Expenses. Seller hereby acknowledges and agrees that Seller shall be responsible for all reasonable out-of-pocket costs and expenses of Buyer in connection with documenting and consummating the modifications contemplated by this Amendment, including, but not limited to, the reasonable fees and expenses of Buyer’s external legal counsel.
9.No Novation, Effect of Amendment. The parties hereto have entered into this Amendment solely to amend the terms of the Guarantee and do not intend this Amendment or the transactions contemplated hereby to be, and this Amendment and the transactions contemplated hereby shall not be construed to be, a novation of any of the obligations owning by Seller, Guarantor or any of their respective affiliates (the “Repurchase Parties”) under or in
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connection with the Repurchase Agreement or any of the other Repurchase Documents. It is the intention of each of the parties hereto that (i) the perfection and priority of all security interests securing the payment of the obligations of the Repurchase Parties under the Repurchase Agreement are preserved and (ii) the liens and security interests granted under the Repurchase Agreement continue in full force and effect.
10.Reaffirmation of Guarantee. Guarantor acknowledges and agrees that, except as modified hereby, the Guarantee remains unmodified and in full force and effect and enforceable in accordance with its terms.
11.Repurchase Agreement, Guarantee and Repurchase Documents in Full Force and Effect. Except as expressly amended hereby, Seller and Guarantor acknowledge and agree that all of the terms, covenants and conditions of the Repurchase Agreement and the Repurchase Documents remain unmodified and in full force and effect and are hereby ratified and confirmed in all respects.
[NO FURTHER TEXT ON THIS PAGE]
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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered as of the day and year first above written.
GUARANTOR:
BRIGHTSPIRE CAPITAL OPERATING COMPANY, LLC, a Delaware limited liability company
By: /s/ David A. Palamé
Name: David A. Palamé
Title: Vice President
[Signature Page to Fifth Amendment to Guarantee (Wells/Brightspire)]
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BUYER:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By:    /s/Allen Lewis
Name: Allen Lewis
Title: Managing Director

[Signature Page to Fifth Amendment to Guarantee (Wells/Brightspire)]
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ACKNOWLEDGED AND AGREED
AS OF THE DATE FIRST SET FORTH ABOVE:
SELLER:
BRIGHTSPIRE CREDIT 8, LLC,
a Delaware limited liability company
By:     /s/David A. Palamé
Name: David A. Palamé
Title: Vice President

[Signature Page to Fifth Amendment to Guarantee (Wells/Brightspire)]
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